Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |_|

Filed by a Party other than the Registrant |X|

Preliminary Proxy Statement |_|

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |_|

Definitive Proxy Statement |X|

Definitive Additional Materials |_| Soliciting Material Pursuant to ss. 240.14a-12

THE ALASKA AIR GROUP, Inc. ("the Company-AAG")

(Name of Registrant as Specified In Its Charter)

Richard D. Foley, Stephen Nieman, Terry K. Dayton and Carl L. Olson (Name of Persons Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required |X|

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies: Common Stock

2) Aggregate number of securities to which transaction applies: As of April 20, 2007, the record date for the meeting, there were 42,616,739 shares of Company common stock outstanding

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid: 2) Form, Schedule or Registration Statement No.:

3) Filing Party: Stephen Nieman, Richard D. Foley, Terry K. Dayton and Carl L. Olson for the 2007 CHALLENGERS

4) Date Filed:

TABLE OF CONTENTS OF THE CHALLENGERS' DEFINITIVE FORM OF PROXY OF ALASKA AIR GROUP, INC. ("the Company-AAG" or "AAG")

I. DEFINITIVE PROXY STATEMENT AND DEFINITIVE FORM OF PROXY

II. ANNUAL MEETING OF STOCKHOLDERS

III. BEGINNING OF CHALLENGER REMARKS

IV. EXPENSES

V. HOW WE PLAN TO SOLICIT

VI. WE PLAN FULL AND OPEN DISCLOSURE

VII. VOTING

a. WHAT AM I VOTING ON?

b. HOW DO I CAST MY VOTE USING THE CHALLENGERS' PROXY CARD AND VOTING INSTRUCTION FORM?

c. HOW DO I CAST MY VOTE USING THE COMPANY-AAG'S PROXY CARD AND VOTING INSTRUCTION FORM?

d. YOU MAY VOTE IN PERSON AT THE MEETING

e. WHAT IF I CHANGE MY MIND AFTER I SUBMIT MY PROXY?

VIII. INFORMATION ABOUT CHALLENGER NOMINEES

IX. PARTICIPANTS IN THE SOLICITATION

X. ELECTION OF DIRECTORS

a. PROPOSAL NO. 1 ELECTION OF DIRECTORS

b. FURTHER MATTERS

XI. SHAREHOLDER PROPOSALS

Proposal No. 1 Vote on Directors

Proposal No. 2 Reimbursement Proposal For Short-Slate Proxy Contests

Proposal No. 3 Cumulative Voting

Proposal No. 4 Splitting Chairman and CEO

Proposal No. 5 Special Shareholder Meetings

Proposal No. 6 Subject Any Future Poison Pill to a Shareholder Vote

Proposal No. 7 Governance Authority

Proposal No. 8 Disclosure of Political Contributions

XII. CONCLUDING REMARKS OF THE CHALLENGERS

APPENDIX | PROXY CARD AND VOTING INSTRUCTION FORM ("VIF")

I. DEFINITIVE PROXY STATEMENT AND DEFINITIVE FORM OF PROXY

SOLICITATION, VOTING AND REVOCATION OF PROXIES

Richard D. Foley, Stephen Nieman, Terry K. Dayton, and Carl L. Olson: THIS PROXY IS BEING SOLICITED ON BEHALF OF THE PARTICIPANTS AND NOT ON BEHALF OF THE COMPANY-AAG'S BOARD OF DIRECTORS. This proxy statement and form of proxy are Definitive copies.

II. ANNUAL MEETING OF STOCKHOLDERS

Scheduled to be held in Hotel Captain Cook in Anchorage, Alaska at 2 p.m. Alaska Standard Time on Tuesday, June 12, 2007. For more details, please reference the Alaska Air Group, Inc. ("the Company-AAG's)" May 1, 2007 Definitive Proxy statement's "Letter to Stockholders" dated April 10, 2007 at the beginning of the document.

Note:  Throughout our proxy statement, we reference in its entirety the Company-AAG's May 1, 2007 Definitive Proxy Statement, which can be accessed at EDGAR URL: http://www.sec.gov/Archives/edgar/data/766421/000119312507075590/dprec14a.htm/.

III. BEGINNING OF THE CHALLENGERS' REMARKS

Greetings to all Alaska Air Group, Inc. shareholders! Let us introduce ourselves: We are Richard Foley, Steve Nieman, Terry Dayton and Carl Olson. We are the CHALLENGERS for election to the board of directors of the Company-AAG. We are running against the incumbents nominated for re-election by the incumbent board. All four of us have consented to be named in the proxy materials. We all have agreed to accept nomination and to serve if elected. For more information on us, see VIII. INFORMATION ABOUT CHALLENGER NOMINEES and IX. PARTICIPANTS IN THE SOLICITATION further down this document.

The CHALLENGERS provide these proxy materials to enable you to exercise your right to vote for their election to the board of directors at the Company-AAG's 2007 Annual Shareholders Meeting.

Shareowner rights, corporate governance and corporate democracy have become subjects of much debate. The U.S. Securities and Exchange Commission ("SEC") continues to review proxy rules pursuant to its first announcement on April 14, 2003 that it will "Review Current Proxy Rules and Regulations to Improve Corporate Democracy" (see http://www.sec.gov/news/press/2003-46.htm). The SEC is also considering new rules on Security Holder Director Nominations (see http://www.sec.gov/rules/proposed/34-48626.htm/). The SEC has just completed three roundtables on the proxy voting process, which were held on May 7, May 24 and May 25. Chairman Christopher Cox has said that the SEC will complete work on an access rule before the start of the 2008 proxy season.

Therefore, the CHALLENGERS, Richard D. Foley, Stephen Nieman, Terry K. Dayton and Carl L. Olson are undertaking to provide you with this Proxy Statement and Proxy Card to enable you to vote for the CHALLENGERS who are running against the incumbents.

We believe that a fresh and innovative perspective is needed on the board of directors from the strategic stakeholders –– workers AND customers. We believe that management of the Company-AAG would benefit from the shareowners electing all or some of the four CHALLENGER candidates.

IV. EXPENSES

The total amount to be spent directly or indirectly will not exceed $500 in aggregate. As of May 31, 2007, the CHALLENGERS have spent $300. Contrary to customary practice and regardless the outcome of the vote, we have chosen not to seek reimbursement for this solicitation from the shareowners of the Company-AAG stockholders.

In many contests, if challengers win, they seek to have all their expenses reimbursed by the company, such as duplicative mailings, etc. In our view such a practice causes the shareowners to pay twice for essentially the same thing. The Internet and a limited mailing to a selected group of institution stockholders will be our ONLY form of solicitation.

We believe that a more transparent and democratic system of governance is a more productive system. We think that a Voting Instruction Form ("VIF") or a proxy card, like any ballot in a democratic system, should contain the names of ALL qualified candidates. Further, like a regular election, the candidates should shoulder the costs of their own campaigning.  If some general funding is provided by the company, then all candidates, both incumbents and challengers, should share equally from these funds.

V. HOW WE PLAN TO SOLICIT

To conduct our solicitation, the dedicated Internet website www.votepal.com will be used as a pointer to the SEC's EDGAR website for publicly available filings. We also plan a limited mailing to a selected group of institution stockholders. It will contain a downloadable/printable version of our Proxy Statement, Proxy Card and a VIF for 401(k) plan participants and other beneficial stockholders. Our Proxy Card and VIF are available as an Appendix at the end of this Definitive Proxy Statement.

The web site www.votepal.com will also provide email addresses, a telephone and fax number for shareholders to contact us. It will also reference the Company-AAG's proxy materials. For those who are unable to access the Internet at home or work, many public libraries offer free access to computers and the World Wide Web.

Shareholders can view a paper copy of our Definitive Proxy Statement, which will be available for viewing from 9:00 am to 5:00 pm Monday thru Friday until the date of the stockholders meeting on June 12, 2007 at two physical locations: 15204 NE 181st Loop, Brush Prairie, WA and 6040 N. Camino Arturo, Tucson, AZ. Any one of the participants may have a paper copy of our Definitive proxy statement in their possession.

It is of the utmost importance that shareholders review this AAG CHALLENGER’s Definitive proxy statement in its entirety.  It contains instructions that cannot be easily found anywhere else.  Again, the participants will be conducting an Internet electronic solicitation with our website www.votepal.com pointing to EDGAR. We also plan a limited mailing to a selected group of institution stockholders. However, our materials are available to stockholders for free on www.votepal.com and the SEC's EDGAR website www.sec.gov/. Since EDGAR is a big website, click on the following to more easily find our filings: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001217150&type=&dateb=&owner=include&start=40&count=40

All access by any AAG stockholder(s) accessing the CHALLENGERS' Proxy Card or VIF on www.votepal.com will come through the appendix at the end of the proxy statement. The CHALLENGERS' proxy can be mailed, faxed or carried to the meeting to be counted.

It is our intention to lawfully maximize the use of an Internet website. We will make ourselves available to all media interested in our efforts, and will strive to follow all legal guidelines, requirements and regulations.

Presently a large percentage of the Company-AAG's shares are held by institutional investors, therefore we expect little difficulty in contacting over 50% of the outstanding shares.

VI. WE FAVOR OPEN AND FULL DISCLOSURE

We believe that the more transparent the system, the better return there will be on human and capital investment.

And remember, in this great land of America, we enjoy many individual rights, a big one being the guaranteed right of free speech under the U.S. Constitution.  You have the right to take our proxy materials and the-Company AAG's and share them with fellow stockholders as you partake in another sacred right –– the right to VOTE!  Another important right of stockholders is the right to assign your right to vote –– called a legal form of proxy –– to another person.  More on how to do this further down in our proxy statement.

VII. VOTING

VII.a. What Am I Voting On?

You are being asked to vote for the election of four directors candidates from the offering of seven nominees and seven stockholder proposals. Proposal number seven is a precatory business proposal that will be introduced and voted upon at the meeting. Proposal number eight is a proposal that the company legally excluded from its proxy statement due to the SEC granting the company a "no-action" letter. Any votes on this proposal will be advisory only and will be presented to the AAG board for its consideration.

VII.b. HOW DO I CAST MY VOTE USING THE CHALLENGERS' PROXY CARD AND VOTING INSTRUCTION FORM?

How common stock is possessed determines how it is voted. Employees of the Company-AAG can possess stock in three ways:

  as 401(k) plan participants;
  as beneficial owners including shares bought through the Company-AAG's payroll deduction plan called the Employee Stock Purchase Plan;
  or as registered shareowners

In our Proxy Statement, the employee stockholders will be referred to as either:

  "401(k) employee stockholders"
  "beneficial employee stockholders"
  "registered employee stockholders"

Non-employees can possess stock only as beneficial or registered stockholders. This group will be referred to as either:

  "beneficial" outside stockholders
  "registered" "outside stockholders

There are three ballot cards available to vote in this election:

  The one published by the Company-AAG at the stockholder's meeting
  Automatic Data Processing Proxy Services ("ADP"); recently purchased by Broadridge Financial Solutions, Inc. referred to as ("Broadridge")
  The CHALLENGER's

From the Company-AAG's, May 1, 2007 Definitive Proxy Statement, page 4:

At the record date, 1,429,690 shares were held in trust for Alaska Air Group 401(k) plan participants. The trustees, Vanguard and Fidelity, sent a proxy statement, an annual report and a voting instruction form to each participant who held shares through the Company’s 401(k) plans at the record date. The trustee will vote only those shares for which instructions are received from participants. If a participant does not indicate a preference as to a matter, including the election of directors, then the trustee will not vote the shares on such matters.

To allow sufficient time for voting by the trustee, please follow the instructions provided by the trustee. Because the shares must be voted by the trustee, employees who hold stock through the 401(k) plans may not vote these shares at the meeting."

For both 401(k), beneficial and registered employee and outside stockholders, there is a Voter Control Number ("VC#") and a Personal Identification Number ("PIN") that can be obtained from either postal-mailed or emailed proxy materials from proxy mailer and tabulator companies on behalf of either the Company-AAG, your banker or broker.

VC#s in this contest will be provided by ADP, and uniquely identify each owner's stock holdings. Picking a PIN is done by individual shareholders when setting up their account with ADP after receiving an email notification by ADP.

In 2003, 2004, 2005 and 2006, we received guidance from the staff of the SEC that they would not object to stockholders writing their VC#s on the CHALLENGER proxy ballot card or VIF.

Unfortunately, an additional step is required for beneficial employee stockholders and beneficial outside stockholders in order to vote for the CHALLENGERS. They will need to request a letter of permission to vote their shares as they see fit, called a "legal form of proxy", which releases their shares to be voted by the beneficial owner and not the stockholder's banker, broker, trustee or ADP. Generally it's one-page long.

These legal forms of proxies need to be obtained and then in writing on the letter designate "The AAG CHALLENGER PROXY COMMITTEE is my legal proxy." [The AAG CHALLENGER PROXY COMMITTEE is composed of Stephen Nieman and Richard D. Foley or their designee(s).] With this authorization we will vote your shares as we instruct below on our proxy card and VIF. Then mail or fax those proxy letters to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. Timeliness is important. If the authorized legal form of proxy letter does not accompany the ADP's or the CHALLENGERS' proxy card, PIN and VIF, that vote might not be counted.

At present, the quickest and most efficient way to obtain a legal form of proxy is by phoning ADP's system at (800) 690-6903 or accessing ADP's Internet site at www.proxyvote.com/. Follow the prompts or clicks to check the box that says: Place X here if you plan to attend and vote your shares at the meeting."

In the past, we have had discussions with management of the the New York Stock Exchange, ADP, and various brokerage house including Smith Barney and Edward Jones regarding easier methods for stockholders to request and receive legal forms of proxies. As the system works now, the only way to obtain a legal form of proxy is to check a box on a proxy card or VIF that says: "Place X here if you plan to attend and vote your shares at the meeting." We have suggested the procedure be a simple link on the Home Page of brokerage houses' or ADP's proxyvote.com websites that a stockholder could click on and download their legal form of proxy in a matter of minutes. It could then be forwarded to any individual or committee by email or fax to vote your shares on your behalf.

In the March 15, 2006 letter to Mr. Richard J. Daly then Group Co-President of ADP, we asserted that in our opinion a supposition must be made by shareholders from ADP's VIF in order to obtain a legal form of proxy. Instead of a potentially confusing statement "Place X here if you plan to attend and vote your shares at the meeting", we feel there should be a checkbox that simply says "Send me a Legal Proxy." There is no requirement that a stockholder must attend the meeting in order to receive a legal form of proxy. We told Mr. Daly that we feel this instruction as written is materially misleading.

A reminder—shareholders are entitled to only one vote per share, and the later-dated proxy card of VIF, either by the CHALLENGER'S, the Company-AAG's or ADP's will count.

In order for all categories of stockholders to accurately identify themselves and enhance the potential that their proxy will be counted, they may voluntarily write in their VC#(s) and PIN(s) on our proxy card and send it to us either by fax or postal mail according to instructions in this proxy statement and as published on www.votepal.com/. Don't forget your authorized legal form of proxy letter. There is a possibility that if a shareholder uses the CHALLENGER's proxy card without a proper authorized legal form of proxy, the votes on the CHALLENGER's card may not be counted properly.

Please remember if you are downloading and transmitting our proxy cards—FILL IN THE NECESSARY INFORMATION TO ACCURATELY IDENTIFY YOURSELF AND THE NUMBER OF SHARES YOU OWN TO VOTE. INCLUDE THE VC# , PIN AND THE AUTHORIZED LEGAL FORM OF PROXY LETTER. THEN LEGIBLY SIGN IT AND PRINT YOUR NAME BELOW YOUR SIGNATURE.

WE CAN'T STRESS ENOUGH THE IMPORTANCE OF YOUR AUTHORIZED LEGAL FORM OF PROXY, THE VC#, PIN AND LEGIBLE SIGNATURE. Without it being properly included, your proxy ballot or VIF will not be a valid form of proxy and will not be counted.

We will be collecting our proxy cards by mail and fax. On www.votepal.com in the Appendix at the end of our proxy statement published on EDGAR, a proxy card is available that interested shareholders can view or download, fill in, sign and mail to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483.

For 401(k) employee stockholders, you will have to vote properly to complete the requirement that the Vanguard and the Fidelity trustees be notified of your voting instructions. To allow sufficient time for voting by the trustee, the instructions provided by the trustee must be closely followed. Because the shares must be voted by the trustee, employees who hold stock through the 401(k) plans may not vote these shares at the meeting. (see the Company-AAG's May 1, 2007 Definitive Proxy Statement on page 4 under the heading "How are shares voted that are held in a Company 401(k) plan?").

However, since our candidates have been withheld from the Company-AAG's VIF (see the Company-AAG's May 1, 2007 Definitive Proxy Statement at the very end; our names were also withheld in years 2003, 2004, 2005 and 2006, which was never explained by Company-AAG management), 401(k) employee stockholders can access and vote a VIF available on www.votepal.com/. This CHALLENGER VIF can be sent to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. The CHALLENGERS will ensure that the Vanguard and Fidelity trustees receive these proxies by the deadline that they as trustees will specify. Be sure to include your VC# and PIN.

However, this year Mr. John E. Schadl of Vanguard's legal department advised us in a phone call on May 7, 2007 that they will be handling notifications/voting different this year. He said that Vanguard would do a separate mailing starting on May 11 to AAG 401(k) plan participants. This mailing would include AAG proxy materials including its VIF, as well as a letter of instruction and a VIF empowering AAG plan participants to vote for CHALLENGER candidates as well as all proposals on the CHALLENGERS VIF. He said that Vanguard will also tabulate the 401(k) vote and send it on to the inspector of elections. He said the voting deadline will be midnight EDT on Friday, June 8th. This service is vastly superior to years past, and we commend Vanguard's management for making it easier for AAG 401(k) plan participants to exercise their right to vote per the 401(k) Trust Agreement.

We have been unable to contact the Fidelity trustee to learn how they will be handling notifications/voting of AAG plan participants that they are responsible for.

Please note that at this time the management of the Company-AAG is not required to include the names of the CHALLENGER nominees on the 401(k) employee stockholders' VIF.

In all previous years, we have tried to obtain the Company-AAG's permission to allow their incumbent candidates to be published on the CHALLENGER proxy card and VIF so there would be at least one ballot with ALL candidate names on it, but the Company-AAG either refused or never responded (and never explained why).

In 2005 and 2006, Vanguard published and mailed letters instructing how 401(k) AAG plan participants could vote for the CHALLENGERS. ADP's system is set to provide and count ONLY VIFs with the Company-AAG's candidates and proposals. If you wish to vote for the CHALLENGERS and their proposals, you must download and vote the CHALLENGERS' VIF from www.votepal.com (include your VC#, PIN and legible signature) and fax or postal mail to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. The exception now is 401(k) employee stockholders, who are now empowered to use the official "ADP system" to vote their preferences.

VII.c. HOW DO I CAST MY VOTE USING THE COMPANY-AAG'S PROXY CARD AND VIF?

For 401(k) employee stockholders, you will have to vote properly to complete the requirement that the Vanguard and Fidelity trustees be notified of your voting instructions. (See discussion above).

However, since our candidates have been withheld from the Company-AAG's VIF [see the Company-AAG's May 1, 2007 Definitive Proxy Statement at the tail end; our names were also withheld in years 2003, 2004, 2005 and 2006 (which was never explained by Company-AAG management)], registered and beneficial stockholders will need to VOTE A PROXY CARD THAT WILL BE AVAILABLE ONLY ON WWW.VOTEPAL.COM/. Please note that the management of the Company-AAG is not required to include the names of the CHALLENGER nominees on the AAG'S proxy card and VIF.

In our opinion, we believe all AAG stockholders have the right to vote for the CHALLENGERS using the Proxy Card/VIF published by the Company-AAG as well as ADP's. These proxy cards do NOT belong to management. They are property of the shareholders. BUT, for now this is the system. You must properly execute voting these proxy cards, which isn't easy when trying to vote for the CHALLENGERS. (Remember, you are empowered at all times to vote the ballot card or VIF of the CHALLENGERS that is available at the end of our proxy statement on www.votepal.com and EDGAR):

  If you're a registered or beneficial shareholder, you can access the Company-AAG's Definitive Proxy Statement Proxy Card published with the SEC at: (http://www.sec.gov/Archives/edgar/data/766421/000119312507075590/dprec14a.htm), and copy or print out page 60. Then simply by hand line out the named proxies William S. Ayer and Keith Loveless and write in "The AAG CHALLENGER PROXY COMMITTEE is my legal proxy". Then mail the card to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. If you're a beneficial owner, be sure to obtain and attach an authorized legal form of proxy from ADP. This can be most quickly obtained by phoning ADP's system at (800) 690-6903 or accessing ADP's Internet site at www.proxyvote.com/. Follow the prompts or clicks to check the box that says: Place X here if you plan to attend and vote your shares at the meeting." Then after printing, write by hand anywhere on the form "The AAG CHALLENGER PROXY COMMITTEE is my legal proxy". Then mail the card to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483.

  If you received your proxy materials from the-Company AAG by mail, you can use the same procedure described above. Then mail the VIF to The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. Be sure to obtain and attach your authorized legal form of proxy letter from ADP using the instructions above if you own beneficially.
  If you received your VIF electronically from ADP, you will first need to obtain and attach a legal form of proxy from ADP using the instructions written above, and then write by hand anywhere on the form "The AAG CHALLENGER PROXY COMMITTEE is my legal proxy". Then mail the VIF to the The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483. Be sure to obtain and attach an authorized legal form of proxy from ADP using the instructions written above.
  For 401(k) plan participants whose shares are held in trust by Vanguard (we have not yet heard from Fidelity), vote the CHALLENGERS VIF that you will receive in the mail. You will be empowered to vote electronically or telephonically, which will be the quickest way right up to the midnight EDT deadline on June 8th.

Again, all CHALLENGER proxies can be mailed or faxed to:

Mail to:
The AAG CHALLENGER PROXY COMMITTEE
c/o Steve Nieman
Box 602
Brush Prairie, WA 98606

Fax to us at:
(360) 666-6483

Unfortunately, currently there is no way to electronically pencil "write in" CHALLENGER candidates on an ADP electronic ballot and have it properly voted.

That's why your only recourse is to get things on paper and either mail or fax to: The AAG CHALLENGER PROXY COMMITTEE c/o Steve Nieman, PO Box 602, Brush Prairie, WA 98606 or fax to (360) 666-6483.

In our opinion, we assert that since VIFs postal or electronically-mailed to beneficial owners come from ADP and not the Company-AAG—that those proxy cards MUST contain the CHALLENGERS' names and a link to the CHALLENGERS' VIF and proxy card at www.votepal.com/. In our opinion, a failure to do that would indicate that ADP is soliciting proxies just for the Company-AAG, and should be required to make all necessary filings with the SEC in the Company-AAG's Proxy Statement as Participants in the Company-AAG's solicitation.

Remember: under current regulations the management of the Company-AAG is under no obligation to require that all candidates and all shareholder proposals are listed on the Company-AAG's proxy card. The generally accepted practice is that the most recently-dated legal proxy will be the one counted.

VII.d. YOU MAY VOTE IN PERSON AT THE MEETING

At the stockholders meeting, stockholders will FINALLY be able to secure a ballot with ALL seven candidates on it distributed by management of the Company-AAG. At least that's what happened in years 2003, 2004, 2005 and 2006. At the meeting stockholders can use this ballot card circulated by the AAG. For employee and outside stockholders, if you hold your beneficial shares through a bank or broker, you must in sufficient time before the meeting CONTACT ADP TO RECEIVE A LEGAL FORM OF PROXY, by checking the box on your VIF that says "Place X here if you plan to attend and vote your shares at the meeting" and bring the legal proxy with you in order to vote at the meeting.

401(k) employee stockholders cannot vote their voting instructions at the shareholders meeting. 401(k) employee stockholders, as beneficial holders of such shares held in trust, must give directions to the trustee(s), the record holders of such shares, on how to vote their shares in advance of the meeting by properly returning their VIF by the June 8th deadline.

Some of the reasons for this state of affairs regarding stockholders being able to vote for the CHALLENGERS (or not) is due to the choice we made not to do a regular postal mailing via ADP. We live now in an electronic world. In our opinion, we feel a requirement to do a separate mailing is an expensive impediment to making opposing proxy contests easy and affordable. We feel notification of an Internet challenging solicitation can be done using the company's Preliminary/Definitive Proxy statement disclosing the URL of the websites where the challenger proxy statement and proxy materials are located. After all, stockholders pay for all mailings by management of company proxy materials.

WE BELIEVE THAT ALL STOCKHOLDERS SHOULD BE ENTITLED TO THE LEAST COSTLY AND SIMPLEST METHOD OF OBTAINING A LEGAL FORM OF PROXY AND VOTING FOR APPROVED CANDIDATES OF THEIR CHOICE. THE INTERNET IS AN AFFORDABLE AND EFFICIENT RESOURCE, WHICH WE ARE UTILIZING.

In general there is some disagreement on whether electronically transmitted proxies are valid and lawful where a state of a "contested election" has been declared. The CHALLENGERS have no objection to electronic proxy voting. In the past, we have discussed this with management of the Company-AAG, and indicated our willingness to participate in developing a viable method to maximize the convenience for all stockholders to vote, and maximize the ease and accuracy of the tabulation of the proxy votes. Our position is that the determination of a contested election exists when the Company-AAG and the CHALLENGERS have filed accordingly with the SEC.

VII.e. What If I Change My Mind After I Submit My Proxy?

If the CHALLENGER'S proxy card is signed with a voting direction indicated, the proxy will be voted according to the direction given. If no direction is given with respect to a proposal, the proxy will be voted as follows with respect to any such proposal (listed in the order of presentation and mostly using the same numbering as the Company-AAG's proxy materials on page 39 of its April 5, 2007 Definitive Proxy Statement): FOR CHALLENGER director candidates Richard D. Foley, Stephen Nieman, Terry K. Dayton and Carl L. Olson, and FOR proposals 2 through 8.

Before the polls close at the meeting, you may revoke your proxy and change your vote by submitting a later-dated proxy. Before the day of the meeting, you may do this by contacting the CHALLENGERS via fax at (360) 666-6483, toll free phone call at 1-866-2-vote-us (1-866-286-8387) or email to reachus@votepal.com.

VIII. INFORMATION ABOUT CHALLENGER NOMINEES

Mr. Richard De Wayne Foley, 60, retired 32-year railroad conductor and President of The Foley Group. Mr. Stephen Nieman, 54; pilot for Horizon Air since 1978; Mr. Terry K. Dayton, 51, communications agent for Horizon Air since 1985; Carl Olson, 62, business manager and adjunct college professor. For more information, see IX. PARTICIPANTS IN THE SOLICITATION below.

IX. PARTICIPANTS IN THE SOLICITATION

Richard D. Foley, Stephen Nieman, Terry K. Dayton Carl L. Olson, William B. Davidge and Donelle M. Nieman are participants in the solicitation. Neither Mr. Foley nor Mr. Olson own any of the Company-AAG's stock.

As of April 17, 2007, Mr. and Mrs. Nieman co-owned approximately 325 shares of the Company-AAG's stock.

As of February 15, 2006, Mr. Dayton owned a total of approximately 675 shares of the Company-AAG's stock.

As of February 15, 2006, Mr. Davidge owned a total of 1,900 shares of the Company-AAG's stock.

Neither Richard Foley, Steve Nieman, Terry Dayton, Carl Olson, Bill Davidge or Donelle Nieman has any family relationship with any of the officers or directors of the Company-AAG, nor are they parties to, or in any way involved in any securities litigation involving the Company-AAG or any other registrant. None of them are promoters or control persons. None of them have been in involved in any bankruptcy petitions or proceedings. Mr. Foley is involved in one lawsuit against an unrelated publicly-NYSE-traded company. None of them have been involved in any type of transaction or any other type of business relationship with the Company-AAG, other than Mr. Nieman's employment as a pilot, Mr. Dayton's employment as a communication agent and Mr. Davidge's employment as an aircraft mechanic with Horizon Air. None of them have been involved in any solicitation of any registrant within the last five years, other than the solicitations at the AAG since 2003. None of them have received any payment or income, other than Mr. Nieman's, Mr. Dayton's and Mr. Davidge's within the normal course of their regular employment.

RICHARD DE WAYNE FOLEY

Address: 6040 N. Camino Arturo Tucson, AZ 85718  Phone: (520) 742-5168

President & CEO. The Foley Group ("TFG") November 1989 to present.

Principal business: Consulting; Shareholder services & computer mapping. TFG was incorporated in November 1989. Please note that TFG has no corporate involvement with any shareholder actions at the Company-AAG; nor are any of its officers, workers or associates in the Company-AAG. Mr. Foley and TFG own no shares of the Company-AAG either beneficially or in any other manner; nor do they have any business relationships, past, existing or contemplated with the AAG; nor any purchase or ownership, the voting of any proxies, or the withholding of any proxies of the Company-AAG's stock.

Founder of OU® (Ownership Union), and serves as Chairman. OU® is a registered federal labor union started in 2002. Address: Box 602, Brush Prairie, WA 98606

Mr. Foley has not been convicted in a criminal proceeding.

STEPHEN NIEMAN

Pilot for Horizon Air since December 1978.

Address: Horizon Air 8070 N.E. Air Trans Way, Portland, OR 97218

Home Address: 15204 NE 181st Loop, Brush Prairie, WA 98606 Phone: (360) 687-3187

Founder and President of OU® (Ownership Union), which is a registered U.S. federal labor union started in 2002. Address: Box 602, Brush Prairie, WA 98606

Mr. Nieman has not been convicted in a criminal proceeding.

Mr. Nieman is acquainted with many worker shareowners of the registrant.

Steve Nieman is not a "significant employee" of the Company-AAG as described in the SEC regulations S-K.

TERRY K. DAYTON

Communications agent in Spokane, WA for Horizon Air since 1985.

Address: Horizon Air 8070 N.E. Air Trans Way, Portland, OR 97218

Home Address: 10510 E. 6th Avenue, Spokane Valley, WA 99206  Phone (509) 922-2531

Member of the OU® (Ownership Union).

Mr. Dayton has not been convicted in a criminal proceeding.

Mr. Dayton is acquainted with many worker shareholders of the registrant.

Terry Dayton is not a "significant employee" of the Company-AAG as described in the SEC regulations S-K.

CARL L. OLSON

Involved as a business manager and adjunct professor of college accounting since 1991. He has actively been advocating stockowners' rights with resolutions since the 1970s.

Home Address: PO Box 6102, Woodland Hills, CA 91365

Phone: (818) 223-8080

Member of the OU® (Ownership Union).

Mr. Olson has not been convicted in a criminal proceeding.

WILLIAM B. DAVIDGE

Aircraft mechanic in Portland, OR for Horizon Air since 1986.

Address: Horizon Air 8070 N.E. Air Trans Way, Portland, OR 97218

Home Address: 51439 EM Watts Road, Scappoose, OR 97056  Phone: (503) 543-5161

Member of the OU®  (Ownership Union).

Mr. Davidge has not been convicted in a criminal proceeding.

Mr. Davidge is acquainted with many worker shareholders of the registrant.

Bill Davidge is not a "significant employee" of the Company-AAG as described in the SEC regulations S-K.

DONELLE M. NIEMAN

Home Address: 15204 NE 181st Loop, Brush Prairie, WA 98606

Phone: (360) 687-3187

Mrs. Nieman is acquainted with many worker shareholders of the registrant. She has been married to Steve Nieman for 33 years this June.

Mrs. Nieman has not been convicted in a criminal proceeding.

X. ELECTION OF DIRECTORS

For additional information on the election of directors and the following shareholder resolutions, we direct you to the Company-AAG's May 1, 2007 Definitive Proxy Statement pages 39-54, and pages 5 and 10 under the heading How many votes must the nominees have to be elected?, Voting Standard and Required Vote.

X.a. Proposal No. 1 Election Of Directors

The CHALLENGER candidates have consented to be named in this proxy, and to serve if elected. The CHALLENGER nominees are:

Mr. Richard De Wayne Foley; Mr. Stephen Nieman; Terry K. Dayton and Carl L. Olson.

The AAG's Board of Director nominees are published on pages 7-10 of the Company-AAG's May 1, 2007 Definitive Proxy Statement.

In the election of directors, the four nominees who receive the highest number of FOR votes will be elected (see the Company-AAG's May 1, 2007 Definitive Proxy Statement page 5.)

You may vote FOR or you may WITHHOLD authority to vote for each nominee for director.

X.b. Further Matters

This is our fifth consecutive proxy contest at the-company AAG. We have performed solicitations in 2003, 2004, 2005, 2006 and now in 2007. We have had various contacts with the management of the AAG during these years, but have failed to convince them of the merit of empowering all stakeholders to feel and act as owners.

We believe the current power structure of an unaccountable elite in organized management and organized labor, when combined with a generally absentee institutional stockholder group, opposes the organic way wealth is created: day-in-and-day-out interactions by workers and customers using corporate tools and assets. We believe this current power structure has failed to get diverse groups of stakeholders to work together in a 21st Century corporation. In our opinion, the glue, the missing substance that could help bring and hold these groups together is co-ownership of the corporation, which could be accomplished in various very simple ways. The current structure of 85%-plus ownership of the shares by large institutional corporate holders, who hold ultimate power in the corporation via proxy voting, goes against the grain of the justice of building equity in an enterprise by the people supplying their labor and consumption patronage over long periods of time.

Ownership-sharing of productive capital assets represented by ownership of securities instruments such as common or preferred stock, could lower ever-climbing fixed costs covering employee compensation and benefits (other ownership vehicles could also be utilized). These lower fixed hourly-wage costs could be supplemented by variable income from other capital sources, such as a larger payouts of profit sharing, employee performance bonuses, the installation of a full voting pass-through ESOP, appreciation of the share price and other non-cash wealth benefits. Additionally, we support direct ownership by active, strategic participants of workers and customer of the company's major income-producing assets such as its airliners through alternative forms of financing.

We also advocate initial and recurrent training to build and maintain a corporate ownership culture as described by the Center for Economic and Social Justice called JBM –– Justice Based Management (click on: http://cesj.org/jbm/articles-jbm/brief-jbm.htm/).

If all or part of the CHALLENGER slate is elected, we will occupy a minority of the board, but will have the opportunity to convince the majority as to the viability of our plans outlined briefly above. There is no assurance that we will be able to successfully carry out what we advocate and foresee for the future. We will fulfill the duties required of directors, and represent all shareholders to the best of our ability.

XI. SHAREHOLDER PROPOSALS

We believe we have complied with the Company-AAG's Bylaws, Article II Meeting of Stockholders, Section 9 Proper Business for Stockholders' Meetings by filing all of our proposals with the Corporate Secretary by the December 12, 2006 deadline.

In our opinion, proposals two through six that currently exist in the AAG's definitive proxy are all written as non-precatory or binding on the board if they obtain the proper vote totals. In order to accomplish the changes that are being vote upon, the proposals demand an amendment to the company's bylaws and/or the certificate of incorporation. To some, binding or non-binding is in the eye of the beholder. We assert that they are binding, but acknowledge that under Delaware law the board has a lot of latitude. Obviously, the courts might have to decide some of these contentions if the board did not act on a proposal that, if properly written, was binding. We may participate with other AAG stockholders in various ways to ensure that our binding majority votes on proposals are honored by the board we elect; we also may decline to participate in any legal action.

Proposal number seven is a precatory business proposal that will be introduced and voted upon at the meeting. Proposal number eight is a proposal that the company legally excluded from its proxy statement due to the SEC granting the company a "no-action" letter. Any votes on this proposal will be advisory only and will be presented to the AAG board for its consideration.

Regarding passage, please reference the Company-AAG's May 1, 2007 Definitive Proxy statement page 5 under the heading "How many votes must each of the stockholder proposals (Proposal 2 through 6) receive in order to pass?

PROPOSAL NO. 2  REIMBURSEMENT FOR SHORT-SLATE PROXY CONTESTS

RESOLVED: that shareholders of the Alaska Air Group, Inc. urge the board of directors (the “Board”) to initiate the appropriate process in 2007 to amend the company's governance documents (certificate of incorporation and/or bylaws) to provide procedures for the reimbursement of the reasonable expenses, including but not limited to legal, advertising, solicitation, printing and mailing costs (collectively, “Expenses”), incurred by a shareholder or group of shareholders (in each case, a “Nominator”) in a contested election of directors, provided that:

(a) the election of fewer than 50% of the directors to be elected is contested;

(b) the amount of the reimbursement shall not exceed the amount determined by the following formula:

  if any candidate nominated by the Nominator is elected to the Board, 100% of the Nominator’s Expenses shall be reimbursed;
  if no such candidate is elected, the Reimbursable Percentage shall be determined by:

(A) dividing the highest number of votes received by an unelected candidate nominated by the Nominator by the lowest number of votes received by an elected candidate, and

(B) multiplying the Reimbursable Percentage by the Expenses; provided, however, that if the Reimbursable Percentage is less than 30%, no Expenses shall be reimbursed.

(c) the bylaw shall not apply if shareholders are permitted to cumulate their votes for directors, and

(d) the bylaw shall apply only to contested elections commenced after the bylaw’s adoption

Proposalist Bill Davidge, a Horizon Air aircraft mechanic, has notified the Alaska Air Group, Inc. that he intends to present the following proposal at the 2007 Annual Meeting.

REIMBURSEMENT FOR SHORT-SLATE PROXY CONTESTS: VOTE YES ON NO. 2
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROPOSAL NO. 3  CUMULATIVE VOTING PROPOSAL

Proposalist Brian Stromberg, a Horizon Air first officer, has notified the Alaska Air Group, Inc. that he intends to present the following proposal at the 2007 annual meeting. Mr. Stromberg’s address is 1110 NW 21st Avenue, Battle Ground, WA 98604 and Mr. Stromberg owns 57 shares of the Company’s common stock.

RESOLVED, that the initiate in 2007 the appropriate process to amend our company’s governance documents (certificate of incorporation and/or bylaws) to ensure that cumulative voting is permitted to elect director nominees to the board.

Cumulative voting offers an alternative to the traditional voting system used to elect corporate board of directors. In a cumulative voting system, the number of votes available to a shareholder is equal to the number of shares held, multiplied by the number of positions up for election. Shareholders may split votes between the candidates as they see fit or may even reserve such “cumulated” votes for a single candidate. For instance, in an election for a five-seat body, voters could choose to give one vote each to five candidates, two votes to one candidate and three to another, or all five votes to a single candidate. By using cumulative voting, minority shareholders gain a greater opportunity to have the board of directors accountable to all shareholders rather than a narrow majority.

The AAG current majority voting system is simply a veto action. It only gives shareholders the right to reject a board’s nominee. The board then gets to replace the candidate with another nominee of their choosing. Cumulative voting is proactive corporate governance that allows shareholders to elect a candidate(s) independent of management. Under the current system, the entire board of directors is generally only accountable to 51% of the shareholders or those with vast shares of stock. Giving a voice to stockholders whose holdings are sufficient to elect at least one but not all the directors preserves the right of the majority to control the corporation while at the same time increasing accountability and allowing other perspectives to be heard in the boardroom.

Structural reforms are necessary to protect the average shareholder –– This has been made evident in recent prominent cases including Enron, Tyco, and WorldCom. Cumulative voting is practiced at companies around the world including Sears-Roebuck and Company, Hewlett-Packard, and Toys’R’ Us. CaIPERS, Parnassus Investments, Calvert and PAX World Fund all generally advocate for the adoption of cumulative voting for the election of directors. Cumulative voting is allowed under Delaware General Corporation Law Title 8, Chapter 1, Subchapter VII, Section 214.

As a minority shareholder (connected with other stakeholders working to create wealth for everyone connected to our business), I believe it is only right that we are empowered with a tool which would broaden the perspective of our board, particularly in encouraging directors independent of management and representative of all shareholders.

In 2004 the AAG board of directors chose to ignore a recommendation on this topic that won 62% of the vote. Please vote YES on No. 3 Cumulative Voting to amend our company governance documents to ensure that cumulative voting is utilized to elect director nominees to the board.

CUMULATIVE VOTING: VOTE YES ON NO. 3 FOR THE OPPORTUNITY FOR A MORE INDEPENDENT PERSPECTIVE TO ENHANCE OUR BOARD
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

SHAREHOLDER PROPOSAL No. 4  SPLITTING BOARD CHAIRMAN AND CEO

RESOLVED: That the shareholders urge the Board of Directors to initiate the appropriate process in 2007 to amend the company's governance documents (certificate of incorporation and/or bylaws) to require that, subject to any presently existing contractual obligations of the Company, an independent director shall serve as Chairman of the Board of Directors, and that the Chairman of the Board of Directors shall not concurrently serve as the Chief Executive Officer.

Proposalist Brian Hollister, a Horizon Air First Officer, has notified the Alaska Air Group, Inc. ("AAG") that he intends to present the following proposal at the 2007 Annual Meeting.

SUPPORTING STATEMENT

In AAG's proxy statement filed on April 14, 2006, the Company states that:

The Board of Directors performs a number of functions for AAG and its shareholders, including:

  Overseeing the management of the company on your behalf;
  Reviewing AAG's long-term strategic plans;
  Exercising direct decision-making authority in key areas;
  Selecting the CEO and evaluating the CEO's performance; and
  Reviewing development and succession plans for AAG's top executives

Proponent believes that separation of the roles of Chairman of the Board and the CEO will provide greater accountability of management to the shareholders, and provide more independent oversight of management, including the CEO, by the Board of Directors.

Corporate governance experts have questioned how one person serving as both Chairman of the Board and CEO can effectively monitor and evaluate his or her own performance.  The National Association of Corporate Directors' Blue Ribbon Commission on Directors' Professionalism has recommended that an independent director should be charged with "organizing the board's evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises."

AAG itself states that one of the Board's responsibilities is "selecting the CEO and evaluating the CEO's performance."  Proponent believes that this responsibility would be best served if the CEO, whose authority is set and whose performance is evaluated by the Board of Directors, is not a member of that Board.  Proponent further believes that the concern for the Board's ability to independently evaluate the performance of the CEO is particularly compromised if the individual serving as CEO is also the Chairman of the very Board that is charged with evaluating his or her performance.

Proponent believes that the independence of the Board of Directors would best be ensured if the office of CEO remains independent of the Board, the body that is responsible for overseeing management, and that the position of Chairman of the Board be held by an independent director, a non-employee of the AAG.

SPLITTING BOARD CHAIRMAN AND CEO TO SUPPORT BOARD INDEPENDENCE: VOTE YES ON NO. 4
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROPOSAL NO. 5  SPECIAL SHAREHOLDER MEETINGS

RESOLVED: That the shareholders urge the Board of Directors to initiate the appropriate process in 2007 to amend the company's governance documents (certificate of incorporation and/or bylaws) to require that holders of at least 10% to 25% of the outstanding common stock are empowered with the authority to call a special shareholder meeting.

Proposalist Terry Dayton, a Horizon Air communications agent, has notified the Alaska Air Group, Inc. ("AAG") that he intends to present the following proposal at the 2007 Annual Meeting.

Shareholders should have the ability, within reasonable limits, to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration.  Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Thus this proposal asks our board to amend our governance documents to establish a process by which holders of 10% to 25% of our outstanding common shares may demand that a special meeting be called.  The corporate laws of many states provide that holders

of only 10% of shares may call a special meeting, absent a contrary provision in the charter or bylaws.   Accordingly, a 10% to 25% threshold strikes a reasonable balance between enhancing shareholder rights and avoiding excessive distraction at our company.

Prominent institutional investors and organizations support a shareholder right to call a special meeting.   Fidelity and Vanguard are among the mutual funds supporting a shareholder right to call a special meeting.   The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System and the Connecticut Retirement Plans and also favor preserving this right.   Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

This topic also won 65% support of J.P. Morgan Chase & Co. (JPM) shareholders at the 2006 JPM annual meeting.

Vote YES on Proposal No. 4 to establish the right of stockholders to call special meetings.

SPECIAL SHAREHOLDER MEETINGS: VOTE YES ON NO. 5
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROPOSAL NO. 6 SUBJECT ANY FUTURE POISON PILL TO A SHAREHOLDER VOTE

RESOLVED, Shareholders request that our Board adopt a bylaw or charter amendment that any future or current poison pill be subject to a shareholder vote as a separate ballot item, to be held as soon as possible. A poison pill is such a drastic step that a required shareholder vote on a poison pill is important enough to be a permanent part of our bylaws or charter – rather than a fleeting short-lived policy.

It is essential that a sunset provision not be used as an escape clause from a shareholder vote. Since a vote would be as soon as possible, it could take place within 4-months of the adoption of a new poison pill. Since a poison pill is such a drastic measure that deserves shareholder input, a shareholder vote would be required even if a pill had been terminated.

The Corporate Library, http://www.thecorporatelibrary.com/, an independent investment research firm said: We support the adoption of policies requiring shareholder approval of poison pills, either before adoption or within a short time thereafter – six months is sufficient time, we think, for a board to explore alternatives in the event of a hostile bid, but not so long that shareholders are completely disempowered. However, the use of a so-called "fiduciary out" – especially in light of recent Delaware case law suggesting such a proviso is unnecessary – as well as a 12-month duration for non-shareholder-approved plans currently at some companies, undermines the effectiveness of these 12-month policies in giving shareholders a meaningful voice in a takeover context.

According to the book Power and Accountability by Nell Minow and Robert Monks: “All poison pills … give target boards of directors absolute veto power over any proposed business combination, no matter how beneficial it might be for the shareholders…”

It is important to take a step forward and support this one proposal since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

  We had no Independent Chairman and not even a Lead Director – Independent oversight concern.
  We cannot vote on some directors until 2009.
  There are too many active CEOs on our board with 8 – Over-commitment Concern.
  Our full board had only 5 meetings in an entire year.
  Four directors had 15 to 34 years tenure – Independence concern
  Mr. Langland, with 15 years director tenure, chaired our nomination committee – Independence concern.
  Ms. Bedient chaired our Audit Committee and was not an Audit Financial Expert.
  CEO pay was not adequately performance-based according to The Corporate Library
  We had no shareholder right to act by written consent or right to call a special meeting
The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes:

SUBJECT ANY FUTURE POISON PILL TO A SHAREHOLDER VOTE: VOTE YES ON NO. 6
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROPOSAL NO. 7 GOVERNANCE AUTHORITY

RESOLVED, that the board of directors complete the appropriate process in 2007 to amend the company’s governance documents (certificate of incorporation and or bylaws) to assert, affirm and define the right of the owners of the company to set standards of corporate governance.  These standards may be higher than the minimum standards set by law or regulation.  If a bylaw, it should address stockholders access to the communication process of the company’s proxy statement regarding the board of directors' nominating/voting process.  As determined by the board of directors, this may not be limited to a single issue.

Proposalist Steve Nieman, a Horizon Air Captain, has notified the Alaska Air Group, Inc. that he intends to present the following proposal at the 2007 Annual Meeting.

Supporting Statement

The courts, legislatures and regulators are continually analyzing matters dealing with corporate governance.  Much recent debate concerns new rules defining standards for inclusion of candidates nominated by other than the board of directors.  We recommend that our board act, declare and determine what standards for such groups will be, and reaffirm that worker shareholders be granted equal status as a qualifying group.

PROPOSAL NO. 7 GOVERNANCE AUTHORITY: VOTE YES ON NO. 7
~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

PROPOSAL NO. 8 SHAREHOLDER PROPOSAL REGARDING POLITICAL CONTRIBUTIONS

RESOLVED, as long-term shareholders of Alaska Air Group, Inc. ("Company"), we support policies that apply transparency and accountability to corporate spending on political activities. Such disclosure is consistent with public policy and in the best interest of the Company’s shareholders.

Company executives exercise wide discretion over the use of corporate resources for political activities. These decisions involve political contributions, called “soft money.” They also involve payments to trade associations and related groups used for political activities that media accounts call the “new soft money.”

Most of these expenditures are not disclosed. Additionally, its payments to trade associations used for political activities are undisclosed and unknown.

The proposal asks the Company to disclose its political contributions and payments to tax exempt organizations including trade associations starting in 2007.

The Bi-Partisan Campaign Reform Act of 2002 allows companies to contribute to independent political committees, also known as 527s, and to give to tax-exempt organizations that make political expenditures and contributions.

Absent a system of accountability, corporate executives will be free to use company assets for political objectives that are not shared by and may be inimical to the interests of the Company and its shareholders. Relying on publicly available data does not provide a complete picture of the Company’s political expenditures. The Company’s Board and its shareholders need complete disclosure to be able to fully evaluate the political use of corporate assets.

Thus, we urge your support for this critical governance reform.

PROPOSAL NO. 8 DISCLOSURE OF POLITICAL CONTRIBUTIONS: VOTE YES ON NO. 8

***********************************************

APPENDIX TO CHALLENGER DEFINITIVE PROXY STATEMENT

PROXY CARD AND VOTING INSTRUCTION FORM

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE PARTICIPANTS AND NOT ON BEHALF OF THE COMPANY-AAG'S BOARD OF DIRECTORS.

The filling out with the required and necessary personal information and submission of this Proxy Card is voluntary.

VOTER CONTROL NUMBER  ____________________________________________

PIN ____________________________________________________________________

The undersigned hereby appoints Stephen Nieman and Richard D. Foley proxy, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Stockholders of the Alaska Air Group, Inc. scheduled to be held at the Hotel Captain Cook in Anchorage, Alaska at 2 p.m. Alaska Standard Time on Tuesday, June 12, 2007, and any adjournment or postponement thereof, upon the matters set forth herein and upon such other matters as may properly come before the meeting, all in accordance with the notice and accompanying proxy statement for said meeting, receipt of which is acknowledged.

To decline to vote, do not fill out this card.

(THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.) This proxy, when properly executed, will be voted in the manner directed herein. Please date, sign and send your proxy card back today.

When completed and signed, this proxy/voting instruction form will be voted as you have directed. If no direction is given, it will be voted FOR ALL OF THE CHALLENGER NOMINEES IN THE ORDER PRESENTED ON THE PROXY CARD OR VOTING INSTRUCTION FORM (nominee numbers (01)/(02)/(03)/(04) in Proposal 1.

You may vote FOR or you may WITHHOLD authority to vote for each nominee for director. Below write the names of the director nominees in the space marked "FOR" if you wish to vote for them. To withhold a vote for a nominee, write the name of the nominee in the space marked "WITHHOLD":

PROPOSAL NO. 1: ELECTION OF DIRECTORS—CHALLENGER NOMINEES:

(01) Richard D. Foley (02) Stephen Nieman (03) Terry K. Dayton (04) Carl L. Olson

FOR ________________________________________________________________

WITHHOLD ____________________________________________________________

WRITE-IN AAG CANDIDATES FOR or WITHHOLD VOTES:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

ADDITIONAL DETAILS OF THE 2006 SHAREHOLDER PROPOSALS CAN BE FOUND IN THE COMPANY-AAG'S May 1, 2007 Definitive PROXY STATEMENT on pages 39-54.

You may vote FOR or AGAINST or ABSTAIN on the shareholder proposals. If you ABSTAIN from voting on any proposal, the abstention has the same effect as a vote against such proposal.

FOR / AGAINST / ABSTAIN / NO. 2 –– BOARD PROPOSAL TO ADOPT REIMBURSEMENT FOR  SHORT-SLATE PROXY CONTESTS/ / / / / / Recommend vote FOR Proposal 2. If no direction is given, the proxy will be voted FOR Proposal 2.

FOR / AGAINST / ABSTAIN /NO. 3 –– BOARD PROPOSAL TO ADOPT CUMULATIVE VOTING / / / / / / Recommend vote FOR Proposal 3. If no direction is given, the proxy will be voted FOR Proposal 3.

FOR / AGAINST / ABSTAIN /No. 4 –– STOCKHOLDER PROPOSAL TO SPLIT CHAIRMAND AND CEO / / / / / / Recommend vote FOR Proposal 4. If no direction is given, the proxy will be voted FOR Proposal 4.

FOR / AGAINST / ABSTAIN /Proposal No. 5 –– STOCKHOLDER PROPOSAL ON SPECIAL SHAREHOLDERS MEETINGS  / / / / / / Recommend vote FOR Proposal 5. If no direction is given, the proxy will be voted FOR Proposal 5.

FOR / AGAINST / ABSTAIN /Proposal No. 6 –– STOCKHOLDER PROPOSAL TO SUBJECT ANY FUTURE POISON PILL TO A SHAREHOLDER VOTE / / / / / / Recommend vote FOR Proposal 6. If no direction is given, the proxy will be voted FOR Proposal 6.

FOR / AGAINST / ABSTAIN /Proposal No. 7 –– STOCKHOLDER PROPOSAL ON GOVERNANCE AUTHORITY / / / / / / Recommend vote FOR Proposal 7. If no direction is given, the proxy will be voted FOR Proposal No. 7.

FOR / AGAINST / ABSTAIN /Proposal No. 8 –– STOCKHOLDER PROPOSAL ON DISCLOSING POLITICAL CONTRIBUTIONS/ / / / / / Recommend vote FOR Proposal 8. If no direction is given, the proxy will be voted FOR Proposal No. 8.

*Note* In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN TODAY. THANK YOU!

DATE _______________, 2007

Legible Signature ____________________________________________________

Print Name __________________________________________________

Title(s) ___________________________

Legible Signature ____________________________________________________

Print Name __________________________________________________

Title(s) ___________________________

NOTE: Please sign legibly exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

END